UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2020

Essential Utilities, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-06659	23-1702594
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

762 West Lancaster Avenue Bryn Mawr, Pennsylvania	19010-3489
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 527-8000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.50 par value	WTRG	New York Stock Exchange
6.00% Tangible Equity Units	WTRU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

This Current Report on Form 8-K/A (“Amendment No. 3”) amends the Current Report on Form 8-K of Essential Utilities, Inc. (the “Company”) filed on March 16, 2020 and amended by the Current Reports on Form 8-K/A filed on March 18, 2020 and April 13, 2020, regarding the Company’s acquisition of the Peoples companies (“Peoples”). This Amendment No. 3 is being filed to include unaudited pro forma consolidated combined financial statements of the Company for the year ended December 31, 2019 and for the six months ended June 30, 2020.

Item 9.01	Financial Statements and Exhibits

(b)    Pro Forma Financial Information.

The unaudited pro forma financial information required by this item is included as Exhibit 99.1 to this Amendment No. 3 and is incorporated herein by reference.

Exhibit No.	Exhibit Description

99.1	Unaudited pro forma consolidated combined financial statements of Essential Utilities, Inc. for the year ended December 31, 2019 and for the six months ended June 30, 2020

104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2020	Essential Utilities, Inc.

	By:	/s/ Christopher P Luning
Christopher P. Luning Executive Vice President, General Counsel and Secretary

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